                                                                   Exhibit 10(o)





                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


                  SECOND AMENDMENT dated as of February 14, 2002 (this "AMENDMENT") to the LOAN AND SECURITY AGREEMENT dated as of July 17, 2001, as amended by the First Amendment dated as of November 15, 2001 (the "LOAN AGREEMENT"), between and among, on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("AGENT"), and, on the other hand, FRONTSTEP, INC., an Ohio corporation ("PARENT"), and each of the Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "BORROWER", and individually and collectively, jointly and severally, as "BORROWERS").

                  WHEREAS, the Borrowers have (a) requested the Agent to amend the Loan Agreement to provide for, among other things, (i) an overadvance limit through and including July 15, 2002 and (ii) the deferment of the monthly amortization payments due in respect of the Term Loan A through July 31, 2002 and (b) advised the Agent that the Borrowers are in default under the Minimum EBITDA, Tangible Net Worth and Leverage Ratio covenants set forth in the Loan Agreement and have requested the Lenders to waive such defaults, and the Agent, on behalf of the Lenders, has agreed to such waiver.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. CAPITALIZED TERMS. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

                  2. DEFINITIONS IN THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended as follows:

                  (a) A definition of the term "Bridge Loan" is hereby inserted, in appropriate alphabetical order, to read as follows:

                      "'BRIDGE LOAN' means an unsecured term loan in the original principal amount of $1,500,000 to be made by a Person (other than a Borrower) to one or more of the Borrowers prior to April 15, 2002, the proceeds of which are remitted by the maker of such loan directly to the Lender and applied by the Lender to repay the Advances."

                  (b) A definition of the term "Maximum Amount" is hereby inserted, in appropriate alphabetical order, to read as follows:

                      "'MAXIMUM AMOUNT' means $16,250,000, from January 1, 2002 to and including July 15, 2002, PROVIDED that, if the Bridge Loan is not funded by April 15, 2002, the Maximum Amount shall reduce as follows: (i) $15,750,000, from April 15, 2002 to and including April 30, 2002; (ii) $15,250,000, from May 1, 2002 to and including May 31,
         2002; (iii) $14,750,000, from June 1, 2002 to and including June 14, 2002; and (iv) $14,250,000, from June 15, 2002 to and including July 15, 2002."

                  (c) The definition of the term "Maximum Revolver Amount" is hereby amended in its entirety to read as follows:

                      "'MAXIMUM REVOLVER AMOUNT' means (a) from January 1, 2002 to and including July 15, 2002, the applicable Overadvance Amount, and
         (b) after July 15, 2002, $25,000,000 minus the Term Loan A Amount."

                  (d) The definition of the term "Overadvance Amount" is hereby amended in its entirety to read as follows:

                      "'OVERADVANCE AMOUNT' means (a) $2,500,000, from January 1, 2002 to and including July 15, 2002, PROVIDED that, if the Bridge Loan is not funded by April 15, 2002, the Overadvance Amount shall reduce as follows: (i) $2,000,000, from April 15, 2002 to and including April 30, 2002; (ii) $1,500,000, from May 1, 2002 to and including May 31, 2002; (iii) $1,000,000, from June 1, 2002 to and including June 14,
         2002; and (iv) $500,000, from June 15, 2002 to and including July 15, 2002; and (b) $0.00, after July 15, 2002."

                  (e) A definition of the term "Second Amendment Effective Date" is hereby inserted, in appropriate alphabetical order, to read as follows:

                      "'SECOND AMENDMENT EFFECTIVE DATE' means the date on which all of the conditions precedent to the effectiveness of Second Amendment to Loan Agreement dated as of February 14, 2002, by and among the Borrowers, the Agent and the Lenders have been fulfilled or waived."

                  3. REVOLVER ADVANCES; MAXIMUM AMOUNT. (a) The first sentence of Section 2.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

                     "(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to (i) prior to July 15, 2002, the Maximum Revolver Amount and
         (ii) thereafter, the lesser of (A) the Maximum Revolver Amount LESS the Letter of Credit Usage, or (B) the Borrowing Base less the Letter of Credit Usage."

                  (b) Section 2.1 of the Loan Agreement is hereby amended by inserting new clauses (f) and (g) at the end thereof to read as follows:

                      "(f) Prior to July 15, 2002, the Lenders with Revolver Commitments shall have no obligation to make additional Advances hereunder to the extent such Advances would cause the Revolver Usage as of the last Business Day of the applicable calendar week to exceed Borrowers' projected Revolver Usage for such week by more than $1,000,000 during any consecutive two calendar week period, and an Event of Default shall occur in the event any such excess exists. The provisions set forth in this paragraph (f) shall not be applicable after July 15, 2002.

                      (g) Prior to July 15, 2002, the Lenders with Revolver Commitments shall have no obligation to make additional Advances hereunder to the extent such Advances would cause the sum of the Revolver Usage and the Term Loan A Amount to exceed the Maximum Amount. The provisions set forth in this paragraph (g) shall not be applicable after July 15, 2002."

                  4. TERM LOANS. (a) The first sentence of Section 2.2(a)(ii) of the Loan Agreement is hereby amended in its entirety to read as follows:

                      "(ii) The Term Loan A shall be repaid in consecutive monthly installments each in a principal amount equal to 1/36th of the Term Loan A Amount, plus accrued interest on the amount of principal so repaid, on the first day of each month, commencing on August 1, 2002. All amortization payments in respect of the Term Loan A that were required, prior to the Second Amendment Effective Date, to be made by Borrowers for the six-month period commencing on January 1, 2002 through July 1, 2002 have been deferred by the Lenders pursuant to the Second Amendment to the Loan Agreement. Any such amortization payments made by Borrowers between January 1, 2002 and the Second Amendment Effective Date shall be promptly returned by Lenders to Borrowers.

                  (b) Section 2.2(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

                      "(b) (i) Subject to the terms and conditions of this Agreement, on the First Amendment Effective Date each Lender with a Term Loan B Commitment agrees (severally, not jointly or jointly and severally) to make a term loan (collectively, the "Term Loan B") to Borrowers in an amount equal to such Lender's Pro Rata Share of $900,000. The Term Loan B shall be repaid on the first day of each month, commencing on August 1, 2002, in equal monthly installments of $75,000.

                           (ii) Borrowers may, at any time, prepay all or a portion of the Term Loan B without penalty or premium. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan B shall be due and payable upon the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term Loan B shall constitute Obligations."

                  5. INTEREST RATES. Section 2.6(a)(iii) of the Loan Agreement is hereby amended in its entirety to read as follows:

                     "(iii) the Term Loan B Amount shall not bear interest on the amount thereof outstanding."

                  6. COLLATERAL REPORTING. Section 6.2 of the Loan Agreement is hereby amended by deleting the "Monthly" collateral reporting requirements from the collateral reporting table set forth therein and inserting new "Monthly" collateral reporting requirements in the collateral reporting table therein to read as follows:

---------------------------------------------------------------------------------------------------------------------
                              (f) a calculation of Dilution for the prior month, and
Monthly (not later than       (g) (i) a list of any software license agreements, Maintenance
the 10th day of               Contracts or other agreements giving rise to Accounts of a Borrower
each month)                   which contain proscriptions of, or limitations on, a Borrower's right to assign such agreements, and (ii) a Maintenance Contract Summary
                              Valuation Report for the prior month, in form and substance reasonably acceptable to Agent.
---------------------------------------------------------------------------------------------------------------------

                  7. INDEBTEDNESS. Section 7.1 of the Loan Agreement is hereby amended by (a) deleting the word "and" at the end of clause (g) thereof, (b) deleting the period at the end of clause (h) thereof and inserting the word "; and" at the end thereof and (c) inserting a new clause (i) therein to read as follows:

                     "(i) the Bridge Loan."

                  8. FINANCIAL COVENANTS. Section 7.20 of the Loan Agreement is hereby amended by deleting the phrase "Fail to maintain:" set forth as the introductory clause thereof and by amending clauses (i), (ii) and (iii) thereof as follows:

                  (a) MINIMUM EBITDA. Clause (i) of Section 7.20(a) is hereby amended in its entirety to read as follows:

                     "(i) MINIMUM EBITDA. Fail to maintain EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

         --------------------------- -------------------------------------------

               APPLICABLE AMOUNT                 APPLICABLE PERIOD
               -----------------                 -----------------
         --------------------------- -------------------------------------------

                   $657,000                For the 9 month period ending
                                                  March 31, 2002
         --------------------------- -------------------------------------------

                  $2,388,000              For the 12 month period ending
                                                   June 30, 2002
         --------------------------- -------------------------------------------

         Borrowers' EBITDA for the 12 month period ending each month after June 30, 2002 shall be determined based upon Borrowers' projected EBITDA for such period as set forth in the Projections delivered to Agent in accordance with Section 6.3(c), which Projections are in form and substance acceptable to Agent; provided, that if Agent and Borrowers cannot agree on the EBITDA covenant number based upon Borrowers' projected EBITDA, for purposes of this Section 7.20(a)(i), Borrowers' EBITDA for such 12 month period shall be determined by Agent in its Permitted Discretion and shall not be less than $2,388,000."

                  (b) TANGIBLE NET WORTH. Clause (ii) of Section 7.20(a) is hereby amended in its entirety to read as follows:

                     "(ii) TANGIBLE NET WORTH. Fail to maintain Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

         ------------------------------ ---------------------------------------
               APPLICABLE AMOUNT            APPLICABLE DATE
         ------------------------------ ---------------------------------------

                  $8,100,000                March 31, 2002
         ------------------------------ ---------------------------------------

                  $8,300,000                 June 30, 2002
         ------------------------------ ---------------------------------------

         Borrowers' Tangible Net Worth for each fiscal quarter ending after June 30, 2002 shall be determined based upon Borrowers' projected Tangible Net Worth for such period as set forth in the Projections delivered to Agent in accordance with Section 6.3(c), which Projections are in form and substance acceptable to Agent; provided, that if Agent and Borrowers cannot agree on the Tangible Net Worth covenant number based upon Borrowers' projected Tangible Net Worth, for purposes of this
         Section 7.20(a)(ii), Borrowers' Tangible Net Worth for such fiscal quarter shall be determined by Agent in its Permitted Discretion and shall not be less than $8,300,000."

                  (c) LEVERAGE RATIO. Clause (iii) of Section 7.20(a) is hereby amended in its entirety to read as follows:

                      "(iii) LEVERAGE RATIO. Permit the ratio (the "Leverage Ratio") of (i) the aggregate amount of the Indebtedness of Parent and its Subsidiaries divided by (ii) EBITDA, for the applicable period set forth below to be less than the applicable ratio set forth below:

         --------------------------- ------------------------------------------
               LEVERAGE RATIO                  APPLICABLE PERIOD
               --------------                  -----------------
         --------------------------- ------------------------------------------

                    18:1                 For the 9 month period ending
                                                March 31, 2002
         --------------------------- ------------------------------------------

                    4.5:1               For the 12 month period ending
                                                 June 30, 2002
         --------------------------- ------------------------------------------

         Borrowers' Leverage Ratio for the 12 month period ending each month after June 30, 2002 shall be determined based upon Borrowers' projected Leverage Ratio for such period as set forth in the Projections delivered to Agent in accordance with Section 6.3(c), which Projections are in form and substance acceptable to Agent; provided, that if Agent and Borrowers cannot agree on the Leverage Ratio covenant based upon Borrowers' projected Leverage Ratio, for purposes of this Section 7.20(a)(iii), Borrowers' Leverage Ratio for such 12 month period shall be determined by Agent in its Permitted Discretion and shall not be less than 4.5:1."

                  9. LENDERS' COMMITMENT SCHEDULE. Schedule C-1 to the Loan Agreement is hereby amended in its entirety to read as set forth in Annex I to this Amendment.

                  10. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "AMENDMENT EFFECTIVE DATE"):

                      (a) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date), and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms, unless any such Event of Default has previously been waived in accordance with Section 15 of the Loan Agreement.

                      (b) DELIVERY OF DOCUMENTS. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                          (i) counterparts of this Amendment, duly executed by
                  the Borrowers and the Agent;

                          (ii) a revised copy of Borrowers' Projections, in form
                  and substance satisfactory to Agent; and

                          (iii) such other agreements, instruments, approvals,
                  opinions and other documents as the Agent may reasonably request.

                      (c) AMENDMENT FEE. The Borrowers shall have paid to the Agent, for the benefit of the Lenders, in immediately available funds, a fully earned and nonrefundable amendment fee equal to $900,000, the payment of which shall be effected by Agent applying the proceeds of the Term Loan B made pursuant to the Loan Agreement (as amended hereby).

                      (d) PROCEEDINGS. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

                  11. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represent and warrant as follows:

                      (a) Except as previously disclosed in writing to the
Agent: (i) the representations and warranties made by such Borrower herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders on or prior to the Amendment Effective Date shall be correct and accurate on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and (ii) subject to Section 12 hereof, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                      (b) Each of the Borrowers (i) is a corporation, duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction where the failure to be so qualified and in good standing reasonably could be expected to have a Material Adverse Change.

                      (c) The execution, delivery and performance by each Borrower of this Amendment, and the performance by each such Borrower of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

                      (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by such Borrower of this Amendment, or for the performance of the Loan Agreement, as amended hereby.

                      (e) This Amendment, the Loan Agreement, as amended hereby, and each other Loan Document to which such Borrower is a party is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by equitable principles or by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

                  12. WAIVER AND CONSENT. (a) Pursuant to the request of the Parent, the Lenders hereby consent to and waive any Event of Default that would arise under the Loan Agreement from any noncompliance by the Borrowers with
Section 7.20 of the Loan Agreement to the extent specifically described below:

                      (i) the Borrowers and their Subsidiaries having a Minimum EBITDA of less than $3,100,000 for the 6 month period ending December 31, 2001; PROVIDED that the actual Minimum EBITDA of the Borrowers and their Subsidiaries for such period was not less than $13,000;

                      (ii) the Borrowers and their Subsidiaries having a Tangible Net Worth of less than $11,500,000 as of December 31, 2001; PROVIDED that the actual Tangible Net Worth of the Borrowers and their Subsidiaries as of December 31, 2001 was not less than $878,000; and

                      (iii) the Borrowers and their Subsidiaries having a Leverage Ratio of less than 5.00:1 for the 6 month period ending December 31, 2001; PROVIDED that the actual Leverage Ratio of the Borrowers and their Subsidiaries for such period was not less than 1,266:1.

                  (b) The Lenders' waiver and consent provided for in this Amendment (i) shall be effective as of December 31, 2001 upon the execution of this Amendment by the Lenders, (ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

                  13. CONTINUED EFFECTIVENESS OF THE LOAN AGREEMENT. (a) Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

                      (b) The Borrowers hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by the Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

                  14. COSTS AND EXPENSES. The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Lender Group (including, without limitation, the reasonable fees and charges of counsel to any member of the Lender Group) in connection with this Amendment.

                  15. MISCELLANEOUS. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                      (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                      (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York except to the extent governed by the Bankruptcy Code.

                  16. THE BORROWERS, LENDERS AND THE AGENT EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER GROUP IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                            FRONTSTEP, INC.
                            an Ohio corporation


                            By:     /s/ Daniel P. Buettin
                                   ---------------------------------------------
                                   Name:  Daniel P. Buettin
                                   Title: Vice President and Chief Financial
                                          Officer


                            FRONTSTEP SOLUTIONS GROUP, INC.
                            an Ohio corporation


                            By:     /s/ Daniel P. Buettin
                                   ---------------------------------------------
                                   Name:  Daniel P. Buettin
                                   Title: Vice President and Chief Financial
                                          Officer

                            FRONTSTEP CANADA, INC.
                            an Ontario corporation


                            By:     /s/ Daniel P. Buettin
                                   ---------------------------------------------
                                   Name:  Daniel P. Buettin
                                   Title: Vice President and Chief Financial
                                          Officer

                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation, as Agent and as a Lender


                            By:       /s/ Trent A. Smart
                                   ---------------------------------------------
                                   Name:  Trent A. Smart
                                   Title: Vice President

                                     ANNEX I
                                     -------



                                  SCHEDULE C-1


                                   COMMITMENTS


========================= ===================== ========================= ======================== ===================

                                REVOLVER               TERM LOAN A               TERM LOAN B             TOTAL
         LENDER                COMMITMENT        SUB-FACILITY COMMITMENT*        COMMITMENT            COMMITMENT
------------------------- --------------------- ------------------------- ------------------------ -------------------
Foothill Capital              $25,000,000             $15,000,000                $900,000             $25,900,000
Corporation
------------------------- --------------------- ------------------------- ------------------------ -------------------

------------------------- --------------------- ------------------------- ------------------------ -------------------

All Lenders                   $25,000,000             $15,000,000                $900,000             $25,900,000
========================= ===================== ========================= ======================== ===================

*The Term Loan A Commitment is a sub-facility of the Revolver Commitment.